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Exhibit 10.(a)

                   [Letterhead of Sutherland Asbill & Brennan LLP]


                                   April 26, 1999

State Farm Life and Accident Assurance Company
One State Farm Plaza
Bloomington, Illinois 61710-0001


Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of the Form N-4 registration statement for State Farm Life and Accident Assurance Company Variable Annuity Separate Account. In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.

                                        Sincerely,

                                        SUTHERLAND ASBILL & BRENNAN LLP


                                        By: /s/ Stephen E. Roth
                                           ---------------------------
                                            Stephen E. Roth, Esq.